Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE
August 18, 2015

BLUE DOLPHIN REPORTS SECOND QUARTER 2015 RESULTS

Houston, August 18, 2015 / Issuer Direct / -- Blue Dolphin Energy Company (“Blue Dolphin”)(OTCQX:BDCO), an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale, reported second quarter 2015 results.

Results of Operations

Three Month Comparative Periods

●	Refinery operations Adjusted EBITDA for the quarter ended June 30, 2015 totaled $2.6 million compared to $3.7 million for the quarter ended June 30, 2014.
●	Total Adjusted EBITDA for the quarter ended June 30, 2015 was $2.3 million compared to $3.3 million for the prior year comparative period.
●
Refinery operating income before the Joint Marketing Agreement Profit Share (the “JMA Profit Share”) for the quarter ended June 30, 2015 was $2.5 million compared to $3.5 million for the quarter ended June 30, 2014.  JMA Profit Share for the quarter ended June 30, 2015 totaled $0.9 million compared to $1.2 million for the same period a year earlier.  Refinery operating income for the quarter ended June 30, 2015 totaled $1.5 million compared to $2.2 million for the quarter ended June 30, 2014.

●	Net income for the quarter ended June 30, 2015 was $0.1 million, or income of $0.01 per share, compared to $1.4 million, or income of $0.14 per share, for the same quarterly period in 2014.

Six Month Comparative Periods

●	Refinery operations Adjusted EBITDA for the six months ended June 30, 2015 totaled $11.7 million compared to $11.0 million for the six months ended June 30, 2014.
●	Total Adjusted EBITDA for the six months ended June 30, 2015 was $11.0 million compared to $10.3 million for the prior year comparative period.
●
Refinery operating income before the JMA Profit Share for the six months ended June 30, 2015 was $11.2 million compared to $10.5 million for the six months ended June 30 2014.  JMA Profit Share for the six months ended June 30, 2015 totaled $3.4 million compared to $1.2 million for the six months ended June 30, 2014.  Refinery operating income for the six months ended June 30, 2015 totaled $7.9 million compared to $9.2 million for the six months ended June 30, 2014.

●
Net income for the six months ended June 30, 2015 was $3.8 million, or income of $0.37 per share, compared to net income of $7.6 million, or income of $0.73 per share, for the same six month period in 2014.

The JMA Profit Share represents a payment to GEL TEX Marketing, LLC (“GEL”) pursuant to the Joint Marketing Agreement.  GEL is entitled to receive the JMA Profit Share as a result of the May 2014 repayment of the outstanding balance due on the Construction and Funding Agreement with Milam Services, Inc.  The JMA Profit Share represents an increase in expenses and a reduction in cash flow from operations.

See “Non-GAAP Performance Measures” in this press release for the definition of earnings before interest, income taxes and depreciation (“EBITDA”), Adjusted EBITDA, and refinery operating income. A reconciliation of EBITDA and Adjusted EBITDA to net income is provided herein.  A reconciliation of refinery operating income to refined petroleum product sales, cost of refined products sold, refinery operating expenses and JMA Profit Share is also provided herein.

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions)

Total revenue from operations	$59.2	$103.0	$120.5	$223.8
Total cost of operations	(58.3)	(101.4)	(113.8)	(215.7)

Income from operations	0.9	1.6	6.7	8.1

Total other expense	(0.7)	(0.1)	(0.8)	(0.2)

Income before income taxes	0.2	1.5	5.9	7.9
Income tax expense	(0.1)	(0.1)	(2.1)	(0.3)
Net income	$0.1	$1.4	$3.8	$7.6

Income per common share
Basic	$0.01	$0.14	$0.37	$0.73
Diluted	$0.01	$0.14	$0.37	$0.73

During the second quarter of 2015, we entered into loan agreements totaling $28.0 million as part of a plan to refinance approximately $8.5 million of debt owed to American First National Bank, purchase idle refinery equipment, and expand the Nixon Facility.  As announced in June 2015, the Nixon Facility expansion project will encompass three phases that include: (i) constructing more than 500,000 bbls of petroleum storage tanks, (ii) redeploying idle refinery equipment, and (iii) obtaining an additional long-term loan that would be used to refinance a $3.0 million short-term note and construct an additional 300,000 bbls of petroleum storage tanks.  Potential benefits of the Nixon Facility expansion plan include:

●	generation of additional revenue from leasing product and crude storage to third parties;
●	crude and product storage capable of supporting refinery throughput of up to 30,000 bbls per day;
●	production of a higher octane gasoline blendstock (reformate) by refurbishing the naphtha reformer;
●	production of ultra low sulfur diesel by refurbishing a light duty hydrotreater; and
●
an increase in the processing capacity and complexity of the Nixon Facility by deploying refurbished refinery equipment to the Nixon Facility, including, among others, a Merox unit, vacuum tower, prefrac tower unit, and LPG fractionator.

Refinery Throughput and Production Data

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Operating Days	80	84	170	174
Downtime	11	7	11	7

Total refinery throughput
bbls	914,950	968,259	1,977,338	2,060,267
bpd	11,437	11,527	11,631	11,841

Total refinery production
bbls	896,123	949,645	1,940,333	2,023,283
bpd	11,202	11,305	11,414	11,628

Capacity utilization rate
refinery throughput	76.2%	76.8%	77.5%	78.9%
refinery production	74.7%	75.4%	76.1%	77.5%

Note:	The difference between total refinery throughput (volume processed as input) and total refinery production (volume processed as output) represents refinery fuel and energy use.

Three Months Ended June 30, 2015 Compared to Three Months Ended June 30, 2014

●	Downtime at the Nixon Facility for the three months ended June 30, 2015 totaled 11 days compared to 7 days for the three months ended June 30, 2014.
●
Total refinery throughput for the quarter ended June 30, 2015 totaled 914,950 bbls, or 11,437 bpd, compared to 968,259 bbls, or 11,527 bpd, for the same period a year earlier.  The 6% decrease between the periods primarily related to downtime.

●
Total refinery production for the quarter ended June 30, 2015 totaled 896,123 bbls, or 11,202 bpd, compared to 949,645 bbls, or 11,305 bpd, for the same period a year earlier.  The 6% decrease primarily related to downtime.

●
Capacity utilization rate for refinery throughput for the three months ended June 30, 2015 was 76.2% compared to 76.8% for same period a year earlier, reflecting a nominal decrease of less than 1%. Capacity utilization rate for refinery production for the three months ended June 30, 2015 was 74.7% compared to 75.4% for the same comparative period, reflecting a nominal decrease of less than 1%.

Six Months Ended June 30, 2015 Compared to Six Months Ended June 30, 2014

●	Downtime at the Nixon Facility for the six months ended June 30, 2015 totaled 11 days compared to 7 days for the six months ended June 30, 2014.
●
Total refinery throughput for the six months ended June 30, 2015 totaled 1,977,338 bbls, or 11,631 bpd, compared to 2,060,267 bbls, or 11,841 bpd, for the same period a year earlier.  The 4% decrease primarily related to downtime.

●
Total refinery production for the six months ended June 30, 2015 totaled 1,940,333 bbls, or 11,414 bpd, compared to 2,023,283 bbls, or 11,628 bpd for the same period a year earlier.  The 4% decrease primarily related to downtime.

●
Capacity utilization rate for refinery throughput for the six months ended June 30, 2014 was 77.5% compared to 78.9% for the same period a year earlier, reflecting a nominal decrease of 1.4%.  Capacity utilization rate for refinery production for the three months ended June 30, 2015 was 76.1% compared to 77.5% for the same comparative period, reflecting a nominal decrease of 1.4%.

Non-GAAP Performance Measures

This press release and its accompanying financial schedules report EBITDA, Adjusted EBITDA, and refinery operating income, which are financial performance measures defined as non-GAAP by the Securities and Exchange Commission (the “SEC”).  These non-GAAP financial performance measures are used by management to assess Blue Dolphin’s operating results and the effectiveness of its business segments.  Blue Dolphin’s financial performance measures may be different than non-GAAP financial performance measures used by other companies.  The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles ("GAAP").

Below are the definitions of non-GAAP performance measures used by management in this press release:

-
EBITDA reflects earnings adjusted to eliminate: (i) interest income (expense), (ii) income taxes, and (iii) depreciation and amortization. Refinery operations EBITDA reflects EBITDA for our refinery operations business segment.  Total EBITDA reflects EBITDA for our refinery operations and pipeline transportation business segments, as well as corporate and other;

-
Adjusted EBITDA reflects EBITDA prior to the JMA Profit Share.  The JMA Profit Share represents the GEL Profit Share plus the GEL Performance Fee for the period pursuant to the Joint Marketing Agreement.  Refinery operations adjusted EBITDA reflects adjusted EBITDA for our refinery operations business segment.  Total adjusted EBITDA reflects adjusted EBITDA for our refinery operations and pipeline transportation business segments, as well as corporate and other; and

-
Refinery operating income reflects refined petroleum product sales less direct operating costs (including cost of refined products sold and refinery operating expenses) and the JMA Profit Share, which is an indirect operating expense.

About Blue Dolphin
Blue Dolphin Energy Company (OTCQX: BDCO) is an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale.  Blue Dolphin’s primary business is refinery operations at the 15,000 bpd Nixon Facility, which includes the refining of crude oil and condensate into marketable finished and intermediate products, as well as petroleum storage and terminaling. Blue Dolphin also owns and operates pipeline assets and has leasehold interests in oil and gas properties. For additional information, visit Blue Dolphin's corporate website at http://www.blue-dolphin-energy.com.

Contact:
Jonathan P. Carroll
Chief Executive Officer and President
713-568-4725

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements included in this press release, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are “forward-looking” statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to: dangers inherent in oil and gas operations that could cause disruptions and expose us to potentially significant losses, costs or liabilities and reduce our liquidity; geographic concentration of our assets, which creates a significant exposure to the risks of the regional economy; competition from companies having greater financial and other resources; laws and regulations regarding personnel and process safety, as well as environmental, health and safety, for which failure to comply may result in substantial fines, criminal sanctions, permit revocations, injunctions, facility shutdowns and/or significant capital expenditures; insurance coverage that may be inadequate or expensive; related party transactions with LEH and its affiliates, which may cause conflicts of interest; loss of executive officers or key employees, as well as a shortage of skilled labor or disruptions in our labor force, which may make it difficult to maintain productivity; our dependence on Lazarus Energy Holdings, LLC (“LEH”) for financing and management of our property and the property of our subsidiaries; capital needs for which our internally generated cash flows and other sources of liquidity may not be adequate; our ability to use net operating loss carryforwards, which are subject to limitation, to offset future taxable income for U.S. federal income tax purposes, and other factors set forth under the heading “Risk Factors” in Part I, Item 1A of Blue Dolphin’s previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Blue Dolphin undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
# # #

Blue Dolphin Energy Company & Subsidiaries

Consolidated Balance Sheets

	June 30,	December 31,
	2015	2014

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,508,514	$1,293,233
Restricted cash	4,296,327	1,008,514
Accounts receivable	7,145,207	8,340,303
Prepaid expenses and other current assets	422,443	771,458
Deposits	120,176	68,498
Inventory	3,844,533	3,200,651
Deferred tax assets, current portion, net	2,962,488	-
Total current assets	21,299,688	14,682,657

Total property and equipment, net	42,828,401	37,371,075
Restricted cash, noncurrent	13,500,000	-
Surety bonds	1,642,000	1,642,000
Debt issue costs, net	1,313,244	479,737
Trade name	303,346	303,346
Deferred tax assets, net	905,067	5,928,342

TOTAL ASSETS	$81,791,746	$60,407,157

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$13,325,103	$12,370,179
Accounts payable, related party	-	1,174,168
Notes payable	3,000,000	-
Asset retirement obligations, current portion	86,341	85,846
Accrued expenses and other current liabilities	1,638,730	2,783,704
Interest payable, current portion	62,303	56,039
Long-term debt, current portion	1,618,828	1,245,476
Deferred tax liabilities, net	-	168,236
Total current liabilities	19,731,305	17,883,648

Long-term liabilities:
Asset retirement obligations, net of current portion	1,886,413	1,780,924
Deferred revenues and expenses	605,085	691,525
Long-term debt, net of current portion	26,364,293	10,808,803
Long-term interest payable, net of current portion	1,377,940	1,274,789
Total long-term liabilities	30,233,731	14,556,041

TOTAL LIABILITIES	49,965,036	32,439,689

Commitments and contingencies (Note 22)

STOCKHOLDERS' EQUITY
Common stock ($0.01 par value, 20,000,000 shares authorized;10,603,802 and
10,599,444 shares issued at June 30, 2015 and December 31, 2014, respectively)	106,038	105,995
Additional paid-in capital	36,738,737	36,718,781
Accumulated deficit	(4,218,065)	(8,057,308)
Treasury stock, 150,000 shares at cost	(800,000)	(800,000)
Total stockholders' equity	31,826,710	27,967,468

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$81,791,746	$60,407,157

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the quarter ended June 30, 2015.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Income

	Three Months Ended June 30,		Six Months Ended June 30,

	2015	2014	2015	2014

REVENUE FROM OPERATIONS
Refined petroleum product sales	$58,839,160	$102,716,073	$119,906,222	223,092,224
Tank rental revenue	286,892	282,516	573,784	565,032
Pipeline operations	35,562	67,862	73,957	121,893
Total revenue from operations	59,161,614	103,066,451	120,553,963	223,779,149

COST OF OPERATIONS
Cost of refined products sold	53,801,698	96,622,257	103,189,147	207,037,864
Refinery operating expenses	2,586,151	2,641,205	5,467,122	5,596,224
Joint Marketing Agreement profit share	938,661	1,240,104	3,377,298	1,240,104
Pipeline operating expenses	60,887	61,713	107,483	89,442
Lease operating expenses	14,098	6,820	21,414	13,996
General and administrative expenses	400,018	427,060	745,902	796,544
Depletion, depreciation and amortization	402,937	391,167	802,168	781,772
Accretion expense	52,720	53,731	105,935	104,533

Total cost of operations	58,257,170	101,444,057	113,816,469	215,660,479

Income from operations	904,444	1,622,394	6,737,494	8,118,670

OTHER INCOME (EXPENSE)
Easement, interest and other income	66,460	97,712	132,467	251,932
Interest expense	(732,296)	(207,379)	(940,371)	(461,179)
Total other expense	(665,836)	(109,667)	(807,904)	(209,247)

Income before income taxes	238,608	1,512,727	5,929,590	7,909,423

Income tax expense	(100,729)	(74,170)	(2,090,347)	(276,593)

Net income	$137,879	$1,438,557	$3,839,243	$7,632,830

Income per common share:
Basic	$0.01	$0.14	$0.37	$0.73
Diluted	$0.01	$0.14	$0.37	$0.73

Weighted average number of common shares outstanding:
Basic	10,450,210	10,441,695	10,449,829	10,436,363
Diluted	10,450,210	10,441,695	10,449,829	10,436,363

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the quarter ended June 30, 2015.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Cash Flows

	Six Months Ended June 30,

	2015	2014
OPERATING ACTIVITIES
Net income	$3,839,243	$7,632,830
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depletion, depreciation and amortization	802,168	781,772
Unrealized gain (loss) on derivatives	467,000	(44,400)
Deferred taxes	1,892,551	-
Amortization of debt issue costs	500,566	16,900
Accretion expense	105,935	104,533
Common stock issued for services	19,999	75,001
Changes in operating assets and liabilities
Restricted cash	(3,287,813)	(677,109)
Accounts receivable	1,195,096	5,350,253
Prepaid expenses and other current assets	349,015	33,704
Deposits and other assets	(1,385,751)	(492,053)
Inventory	(643,882)	(2,815,138)
Accounts payable, accrued expenses and other liabilities	(634,025)	(3,224,935)
Accounts payable, related party	(1,174,168)	(1,395,621)
Net cash provided by operating activities	2,045,934	5,345,737

INVESTING ACTIVITIES
Capital expenditures	(6,259,494)	(329,871)
Change in restricted cash, noncurrent	(13,500,000)	-
Net cash used in investing activities	(19,759,494)	(329,871)

FINANCING ACTIVITIES
Proceeds from issuance of debt	25,000,000	-
Payments on long-term debt	(9,071,159)	(5,946,901)
Proceeds from notes payable	3,000,000	2,000,000
Payments on notes payable	-	(62,483)
Net cash provided by (used in) financing activities	18,928,841	(4,009,384)
Net increase in cash and cash equivalents	1,215,281	1,006,482

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,293,233	434,717
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,508,514	$1,441,199

Supplemental Information:
Non-cash operating activities
Surety bond funded by seller of pipeline interest	$-	$850,000
Non-cash investing and financing activities:
New asset retirement obligations	$-	$300,980
Interest paid	$353,833	$1,048,553
Income taxes paid	$95,000	$-

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the quarter ended June 30, 2015.

Blue Dolphin Energy Company & Subsidiaries

Reconciliation of Adjusted EBITDA and EBITDA to Net Income

	Three Months Ended June 30, 2015				Three Months Ended June 30, 2014
	Segment				Segment
	Refinery	Pipeline	Corporate &		Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total	Operations	Transportation	Other	Total
Revenue from operations	$59,126,052	$35,562	$-	$59,161,614	$102,998,589	$67,862	$-	$103,066,451
Less: cost of operations(1)	(56,504,401)	(127,704)	(283,467)	(56,915,572)	(99,326,771)	(122,263)	(363,751)	(99,812,785)
Other non-interest income(2)	-	62,500	-	62,500	-	83,333	-	83,333
Adjusted EBITDA	2,621,651	(29,642)	(283,467)	2,308,542	3,671,818	28,932	(363,751)	3,336,999
Less: JMA Profit Share(3)	(938,661)	-	-	(938,661)	(1,240,104)	-	-	(1,240,104)
EBITDA	$1,682,990	$(29,642)	$(283,467)	$1,369,881	$2,431,714	$28,932	$(363,751)	$2,096,895

Depletion, depreciation and amortization				(402,937)				(391,167)
Interest expense, net				(728,336)				(193,001)

Income before income taxes				238,608				1,512,727

Income tax expense				(100,729)				(74,170)

Net income				$137,879				$1,438,557

	Six Months Ended June 30, 2015				Six Months Ended June 30, 2014
	Segment				Segment
	Refinery	Pipeline	Corporate &		Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total	Operations	Transportation	Other	Total
Revenue from operations	$120,480,006	$73,957	$-	$120,553,963	$223,657,256	$121,893	$-	$223,779,149
Less: cost of operations(1)	(108,763,871)	(181,616)	(691,515)	(109,637,002)	(212,695,349)	(244,773)	(698,480)	(213,638,602)
Other non-interest income(2)	-	125,000	-	125,000	-	208,333	-	208,333
Adjusted EBITDA	11,716,135	17,341	(691,515)	11,041,961	10,961,907	85,453	(698,480)	10,348,880
Less: JMA Profit Share(3)	(3,377,298)	-	-	(3,377,298)	(1,240,104)	-	-	(1,240,104)
EBITDA	$8,338,837	$17,341	$(691,515)	$7,664,663	$9,721,803	$85,453	$(698,480)	$9,108,776

Depletion, depreciation and amortization				(802,168)				(781,772)
Interest expense, net				(932,905)				(417,581)

Income before income taxes				5,929,590				7,909,423

Income tax expense				(2,090,347)				(276,593)

Net income				$3,839,243				$7,632,830

(1)
Operation cost within the “Refinery Operations” and “Pipeline Transportation” segments includes related general, administrative, and accretion expenses. Operation cost within “Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees, and legal expense.

(2)
Other non-interest income primarily represents easement income from FLNG Land II, Inc. See “Part 1, Item 1. Financial Statements - Note (22) Commitments and Contingencies – FLNG Master Easement Agreement” of our quarterly report on Form 10-Q for the period ended June 30, 2015 for further discussion related to easement income.

(3)
The JMA Profit Share represents the GEL Profit Share plus the Performance Fee for the period pursuant to the Joint Marketing Agreement. See “Part 1, Item 1. Financial Statements - Note (22) Commitments and Contingencies” and “Part 1, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Relationship with Genesis” of our quarterly report on Form 10-Q for the period ended June 30, 2015 for further discussion of the Joint Marketing Agreement.

Blue Dolphin Energy Company & Subsidiaries

Reconciliation of Refinery Operating Income to Refined Petroleum Product Sales,
Cost of Refined Petroleum Products Sold, Refinery Operating Expenses and JMA Profit Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Total refined petroleum product sales	$58,839,160	$102,716,073	$119,906,222	$223,092,224
Less: Cost of refined petroleum products sold	(53,801,698)	(96,622,257)	(103,189,147)	(207,037,864)
Less: Refinery operating expenses	(2,586,151)	(2,641,205)	(5,467,122)	(5,596,224)
Refinery operating income before JMA Profit Share	2,451,311	3,452,611	11,249,953	10,458,136
Less: JMA Profit Share	(938,661)	(1,240,104)	(3,377,298)	(1,240,104)

Refinery operating income	$1,512,650	$2,212,507	$7,872,655	$9,218,032

Total refined petroleum product sales (bbls)	896,706	918,108	1,923,590	1,994,872

For a reconciliation of refined petroleum product sales to total revenue from operations for our consolidated operations, refer to the Consolidated Statements of Income” contained within this press release.